Exhibit 10.66

NOTE MODIFICATION AGREEMENT

BY AND BETWEEN ALAN M. MECKLER

(“LENDER”) AND

WEBMEDIABRANDS INC.; MEDIABISTRO.COM INC. AND (in respect to November 11, 2011 Note only) INSIDE NETWORK INC.

(COLLECTIVELY, “BORROWER”)

EFFECTIVE DATE: July 27, 2012

On or about May 29, 2009, Borrower executed a Promissory Note in favor of Lender in the original principal amount of $7,197,143.21 (as modified on or about September 1, 2010 and November 14, 2011, the “2009 Note”). On or about November 14, 2011, Borrower executed a Promissory Note in favor of Lender in the original principal amount of $1,750,000 (the “2011 Note,” and together with the 2009 Note, the “Notes”). .. Lender and Borrower intend to amend the Notes to reduce the rate of interest that accrues on the outstanding principal amount. Lender remains the owner and holder of the Notes and has agreed with Borrower to modify certain provisions of the Notes.

Now, therefore, in consideration of these premises and the exchange of other good and valuable consideration, the receipt of which is hereby acknowledged, Lender and Borrower agree to modify the Notes as follows:

1.	The interest rate at which the outstanding principal amount of the 2009 Note will accrue is changed to 2.975% effective June 1, 2012.
2.	The interest rate at which the outstanding principal amount of the 2011 Note will accrue is changed to 2.400% effective June 18, 2012.

By this Note Modification Agreement, all liens, security interests, assignments, superior titles and priorities securing the Notes are hereby ratified and confirmed as valid and subsisting and continue to secure the Notes as modified herein. Nothing in this Note Modification Agreement shall in any manner impair, diminish or extinguish any of the liens or any covenant, condition, agreement or stipulation in the Notes or any pledge and/or security agreement, and the same except as herein modified shall continue in full force and effect.

Except as hereby specifically amended, modified or supplemented, the Notes are hereby confirmed and ratified in all respects and remains in full force and effect according to its respective terms. This Note Modification Agreement does not constitute a novation of the Notes. When executed by Lender and Borrower, this Agreement shall be attached to and become a part of the Notes.

This Note Modification Agreement shall be binding upon and shall inure to the benefit of the heirs, successors and assigns of the respective parties hereto.

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NOTICE OF FINAL AGREEMENT.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN BORROWER AND LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF.

IN WITNESS WHEREOF, the undersigned has caused this Note Modification Agreement to be executed under seal by Borrower on this 27th day of July 2012.

Borrower:

WebMediaBrands Inc. (SEAL)

By: /s/ Mitchell Eisenberg

Name: Mitchell Eisenberg

Title: EVP & General Counsel

Mediabistro.com Inc. (SEAL)

By: /s/ Mitchell Eisenberg

Name: Mitchell Eisenberg

Title: EVP & General Counsel

Inside Network Inc. (SEAL)

By: /s/ Mitchell Eisenberg

Name: Mitchell Eisenberg

Title: EVP & General Counsel

Lender:

/s/ Alan M. Meckler

Alan M. Meckler (Seal)

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